UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2004

ARENA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number) Identification No.)	(I.R.S. Employer

6166 Nancy Ridge Drive, San Diego, California 92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 453-7200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

                On November 30, 2004, Arena Pharmaceuticals, Inc. issued a press release announcing results of its Phase 1b safety study for APD356, an anti-obesity compound. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

                On December 1, 2004, Arena issued a press release announcing that it initiated dosing in a Phase 1 clinical trial for APD125, a drug candidate for the treatment of insomnia. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release issued November 30, 2004, announcing results of Arena’s Phase 1b safety study for APD356, an anti-obesity compound.

99.2                           Press release issued December 1, 2004, announcing that Arena initiated dosing in a Phase 1 clinical trial for APD125, a drug candidate for the treatment of insomnia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2004	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Jack Lief
Jack Lief
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued November 30, 2004, announcing results of Arena’s Phase 1b safety study for APD356, an anti-obesity compound.

99.2	Press release issued December 1, 2004, announcing that Arena initiated dosing in a Phase 1 clinical trial for APD125, a drug candidate for the treatment of insomnia.